                               POWER OF ATTORNEY

                       KNOW ALL PERSONS BY THESE PRESENTS

     That Nancy Kresek has made, constituted and appointed, and BY THESE PRESENTS does make, constitute and appoint Thomas J. Walters and Laura Mondrowski, of the City of Chicago, County of Cook, State of Illinois, true and lawful ATTORNEYS-IN-FACT for herself and in her name, place and stead to sign and execute in any and all capacities that certain Registration Statement on Form S-2 (and all amendments thereto), including all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Thomas J. Walters and Laura Mondrowski, or either of them, said ATTORNEYS-IN-FACT full power and authority to do and perform all and every act and thing whatsoever, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said ATTORNEYS-IN-FACT or their designated substitutes shall lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set her hand and seal this 19th day of March, 2001.



/s/ Nancy Kresek
-------------------------
Nancy Kresek

                               POWER OF ATTORNEY

                       KNOW ALL PERSONS BY THESE PRESENTS

     That Samuel Zell has made, constituted and appointed, and BY THESE PRESENTS does make, constitute and appoint Thomas J. Walters and Laura Mondrowski, of the City of Chicago, County of Cook, State of Illinois, true and lawful ATTORNEYS-IN-FACT for himself and in his name, place and stead to sign and execute in any and all capacities that certain Registration Statement on Form S-2 (and all amendments thereto), including all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Thomas J. Walters and Laura Mondrowski, or either of them, said ATTORNEYS-IN-FACT full power and authority to do and perform all and every act and thing whatsoever, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said ATTORNEYS-IN-FACT or their designated substitutes shall lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 2001.



/s/ Samuel Zell
-------------------------
Samuel Zell

                               POWER OF ATTORNEY

                       KNOW ALL PERSONS BY THESE PRESENTS

     That Barbara R. Allen has made, constituted and appointed, and BY THESE PRESENTS does make, constitute and appoint Thomas J. Walters and Laura Mondrowski, of the City of Chicago, County of Cook, State of Illinois, true and lawful ATTORNEYS-IN-FACT for herself and in her name, place and stead to sign and execute in any and all capacities that certain Registration Statement on Form S-2 (and all amendments thereto), including all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Thomas J. Walters and Laura Mondrowski, or either of them, said ATTORNEYS-IN-FACT full power and authority to do and perform all and every act and thing whatsoever, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said ATTORNEYS-IN-FACT or their designated substitutes shall lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set her hand and seal this 22nd day of March, 2001.



/s/ Barbara R. Allen
-------------------------
Barbara R. Allen

                               POWER OF ATTORNEY

                       KNOW ALL PERSONS BY THESE PRESENTS

     That William M. Diefenderfer III has made, constituted and appointed, and BY THESE PRESENTS does make, constitute and appoint Thomas J. Walters and Laura Mondrowski, of the City of Chicago, County of Cook, State of Illinois, true and lawful ATTORNEYS-IN-FACT for himself and in his name, place and stead to sign and execute in any and all capacities that certain Registration Statement on Form S-2 (and all amendments thereto), including all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Thomas J. Walters and Laura Mondrowski, or either of them, said ATTORNEYS-IN-FACT full power and authority to do and perform all and every act and thing whatsoever, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said ATTORNEYS-IN-FACT or their designated substitutes shall lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of March, 2001.



/s/ William M. Diefenderfer III
-----------------------------------
William M. Diefenderfer III

                               POWER OF ATTORNEY

                       KNOW ALL PERSONS BY THESE PRESENTS

     That Jeffrey D. Klein has made, constituted and appointed, and BY THESE PRESENTS does make, constitute and appoint Thomas J. Walters and Laura Mondrowski, of the City of Chicago, County of Cook, State of Illinois, true and lawful ATTORNEYS-IN-FACT for himself and in his name, place and stead to sign and execute in any and all capacities that certain Registration Statement on Form S-2 (and all amendments thereto), including all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Thomas J. Walters and Laura Mondrowski, or either of them, said ATTORNEYS-IN-FACT full power and authority to do and perform all and every act and thing whatsoever, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said ATTORNEYS-IN-FACT or their designated substitutes shall lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 2001.



/s/ Jeffrey D. Klein
-------------------------
Jeffrey D. Klein

                               POWER OF ATTORNEY

                       KNOW ALL PERSONS BY THESE PRESENTS

     That Robert A. McCormack has made, constituted and appointed, and BY THESE PRESENTS does make, constitute and appoint Thomas J. Walters and Laura Mondrowski, of the City of Chicago, County of Cook, State of Illinois, true and lawful ATTORNEYS-IN-FACT for himself and in his name, place and stead to sign and execute in any and all capacities that certain Registration Statement on Form S-2 (and all amendments thereto), including all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Thomas J. Walters and Laura Mondrowski, or either of them, said ATTORNEYS-IN-FACT full power and authority to do and perform all and every act and thing whatsoever, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said ATTORNEYS-IN-FACT or their designated substitutes shall lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 2001.



/s/ Robert A. McCormack
-----------------------------
Robert A. McCormack

                               POWER OF ATTORNEY

                       KNOW ALL PERSONS BY THESE PRESENTS

     That Stephen Ottmann has made, constituted and appointed, and BY THESE PRESENTS does make, constitute and appoint Thomas J. Walters and Laura Mondrowski, of the City of Chicago, County of Cook, State of Illinois, true and lawful ATTORNEYS-IN-FACT for himself and in his name, place and stead to sign and execute in any and all capacities that certain Registration Statement on Form S-2 (and all amendments thereto), including all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Thomas J. Walters and Laura Mondrowski, or either of them, said ATTORNEYS-IN-FACT full power and authority to do and perform all and every act and thing whatsoever, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said ATTORNEYS-IN-FACT or their designated substitutes shall lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 2001.



/s/ Stephen Ottmann
-------------------------
Stephen Ottmann

                               POWER OF ATTORNEY

                       KNOW ALL PERSONS BY THESE PRESENTS

     That Linda Walker Bynoe has made, constituted and appointed, and BY THESE PRESENTS does make, constitute and appoint Thomas J. Walters and Laura Mondrowski, of the City of Chicago, County of Cook, State of Illinois, true and lawful ATTORNEYS-IN-FACT for herself and in her name, place and stead to sign and execute in any and all capacities that certain Registration Statement on Form S-2 (and all amendments thereto), including all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, giving and granting unto Thomas J. Walters and Laura Mondrowski, or either of them, said ATTORNEYS-IN-FACT full power and authority to do and perform all and every act and thing whatsoever, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said ATTORNEYS-IN-FACT or their designated substitutes shall lawfully do or cause to be done by virtue hereof.

     IN TESTIMONY WHEREOF, the undersigned has hereunto set her hand and seal this 19th day of March, 2001.



/s/ Linda Walker Bynoe
------------------------------
Linda Walker Bynoe